UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
November 2, 2012

STRATASYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13400	36-3658792
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation)

7665 Commerce Way
Eden Prairie, Minnesota 55344
(Address of principal executive offices and zip code)

(952) 937-3000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On November 2, 2012, we announced our financial results for the third quarter ended September 30, 2012. A copy of the press release announcing the results is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).

     In accordance with General Instruction B2 to Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

Exhibit
No.	Description
99.1	Press Release issued by Stratasys, Inc. on November 2, 2012 regarding financial results for the third quarter ended September 30, 2012.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

     On April 13, 2012, Stratasys, Inc., Objet Ltd., Seurat Holdings, Inc. and Oaktree Merger Inc. entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Seurat Holdings will merge with Stratasys (the “Merger”), and Stratasys will be the surviving corporation of the Merger and become an indirect wholly owned subsidiary of Objet. In connection with the proposed Merger, Objet filed a registration statement on Form F-4 with the SEC on June 8, 2012, which includes a proxy statement of Stratasys and a prospectus of Objet, as well as other relevant materials in connection with the proposed transaction. Stratasys concurrently filed the same proxy statement/prospectus with the SEC. The SEC declared the proxy statement/prospectus effective on August 8, 2012, and Stratasys mailed the proxy statement/prospectus to Stratasys stockholders on or about August 14, 2012 for purposes of soliciting proxies for voting in favor of adopting the Merger Agreement at a special meeting of Stratasys stockholders held on September 14, 2012. Stratasys stockholders adopted the merger agreement at that meeting. Investors and stockholders are urged to read the proxy statement/prospectus and the other relevant materials because these materials contain important information about Stratasys, Objet and the proposed Merger. The proxy statement/prospectus and other relevant materials filed with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov or via our website at www.stratasys.com. Stockholders may also obtain a copy of our SEC filings free of charge upon written request to Stratasys, Attention: Shane Glenn, Director of Investor Relations, 7665 Commerce Way, Eden Prairie, Minnesota 55344.

     This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

All statements herein that are not historical facts or that include such words as “expects,” “anticipates,” “projects,” “estimates,” “vision,” “could,” “potential,” “plan”, “intends”, “desires”, “assume” or “believes” or similar words expressing our view of, confidence in or optimism with respect to future events constitute forward-looking statements covered by the safe harbor protection of the Private Securities Litigation Reform Act of 1995. Except for the historical information herein, the matters discussed in this news release are forward-looking statements that involve risks and uncertainties. These include statements regarding the expected timing and ultimate closing of the merger with Objet, as well as the financial and operating results of the combined company after, and the anticipated benefits of, the merger; the successful conclusion of the review of our merger with Objet by the Committee on Foreign Investment in the United States (CFIUS); the size of the 3D printing market; our objectives for the marketing and sale of our Dimension® , uPrint® and Mojo® 3D Printers; our support removal systems; and our Fortus® 3D Production Systems, particularly for use in direct digital manufacturing (DDM); the demand for our proprietary consumables; the expansion of our paid parts service; and our beliefs with respect to the growth in the demand for our products. Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. Risks and uncertainties that may affect our business include our ability to penetrate the 3D printing market; our ability to achieve the growth rates experienced in preceding quarters; our ability to introduce, produce and market consumable materials, and the market acceptance of these materials; the impact of competitive products and pricing; our timely development of new products and materials and market acceptance of those products and materials; the success of our recent R&D initiative to expand the DDM capabilities of our core FDM technology; the success of our RedEye On Demand™ and other paid parts services; our ability to obtain the necessary approvals, including approval by CFIUS, and to satisfy the necessary closing conditions in order to successfully close the proposed merger with Objet; our ability to successfully integrate and market the combined company’s products; the combined company’s ability to achieve the expected revenue targets; the combined company’s ability to attract and retain management; and the combined company’s ability to protect and defend intellectual property. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change. In addition to the statements described above, such forward-looking statements are subject to the risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC.

Date: November 5, 2012	By:	/s/ Robert F. Gallagher
	Name:	Robert F. Gallagher
	Title:	Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Stratasys, Inc., dated November 2, 2012, announcing financial results for the third quarter ended September 30, 2012.